Exhibit 4.1(j)



                                 March 28, 2003



Wickes Inc.
706 North Deerpath Drive
Vernon Hills, Illinois  60061

     Re: First Amendment to Credit Agreement

     Reference is made to that certain Credit Agreement dated as of February 26, 2003 by and among Wickes Inc. ("Borrower"), the financial institutions from time to time parties thereto, each as a Lender, and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., individually as a Lender and as agent ("Agent") (as amended, supplemented or modified from time to time, the "Credit Agreement"). Borrower has requested that Agent and the Required Lenders amend the Credit Agreement to extend the due date for the delivery of Deposit Account Control Agreements with respect to certain Deposit Accounts maintained by Borrower, and Agent and the Required Lenders have agreed to do so subject to the terms and conditions hereof. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants herein contained, and such other consideration as the parties hereto mutually agree, Agent, the Required Lenders and Borrower hereby agree as follows:


The Credit Agreement is amended as follows:

     The final sentence of subsection 6.1(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "Agent and Lenders agree that notwithstanding anything contained herein to the contrary, Borrower shall have until May 31, 2003 to deliver appropriate Deposit Account Control Agreements with respect to each Deposit Account maintained by Borrower."

This Amendment shall not become effective until it is fully executed by Agent, the Required Lenders and Borrower. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Credit Agreement and the exhibits and schedules thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms hereof.

                                 (signatures on next page)

     IN WITNESS WHEREOF, Agent, the Required Lenders and Borrower have caused this Amendment to be duly executed by their proper duly authorized officers as of the day and year first set forth above.

                            WICKES INC., as Borrower


                            By:________________________________
                            Name:______________________________
                            Title:_____________________________


                            MERRILL LYNCH CAPITAL, a division of
                              Merrill Lynch Business Financial
                            Services Inc.,
                              as Agent, Collateral Agent, Book
                            Manager,
                              Lead Arranger and a Lender


                            By:________________________________
                            Name:______________________________
                            Title:_____________________________


                            CONGRESS FINANCIAL CORPORATION
                            (CENTRAL), as a Lender


                            By:________________________________
                            Name:______________________________
                            Title:_____________________________


                            THE CIT GROUP/BUSINESS CREDIT, INC.,
                            as a Lender


                            By:________________________________
                            Name:______________________________
                            Title:_____________________________

                            COMERICA BANK, as a Lender


                            By:________________________________
                            Name:______________________________
                            Title:_____________________________



                            LASALLE BUSINESS CREDIT LLC, as a Lender


                            By:________________________________
                            Name:______________________________
                            Title:_____________________________

                                                                  Exhibit 4.1(k)



                         WAIVER AND SECOND AMENDMENT TO
                                CREDIT AGREEMENT


     This Waiver and Second Amendment to Credit Agreement, dated as of April 4, 2003 (this "Agreement"), is among WICKES INC., a Delaware corporation
("Borrower"), the persons set forth on the signature pages hereto who are designated as "Lenders", and MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., for itself as Lender and as Agent for each other Lender.

                                   WITNESSETH:

     WHEREAS, Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of February 26, 2003 (as heretofore amended, the "Credit Agreement"; capitalized terms not otherwise defined herein having the definitions provided therefor in the Credit Agreement);

     WHEREAS, certain Events of Default exists under the Credit Agreement (as set forth below);

     WHEREAS, in order to induce Agent and Lenders to waive the existing Events of Default under the Credit Agreement, the parties hereto wish to amend the Credit Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Waivers.

     (a) Subject to the satisfaction of the conditions set forth in Paragraph 3 below, Agent and Lenders hereby waive the Events of Default arising under (i)
Section 9.1 (j) of the Credit Agreement as a result of (A) Investor and Riverside ceasing between them to, directly or indirectly, own beneficially and of record and control at least 25% of the outstanding voting equity interests of Borrower and (B) Imagine Investments, Inc. owning or controlling a greater percentage of the outstanding voting equity interests of Borrower than Investor (the "Existing Defaults") and (ii) Section 4.1(b) of the Credit Agreement as a result of Borrower's failure to timely deliver to Agent and Lenders the annual audited financial statements required therein. Except as a result of the waivers set forth in this Paragraph 1 and except for the amendments set forth in Paragraph 2 below, nothing contained herein shall be deemed to constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or to modify any provision of the Credit Agreement.

     (b) Except as expressly provided herein, the execution and delivery of this Agreement shall not: (1) constitute an extension, modification, or waiver of any aspect of the Credit Agreement or the other Financing Documents; (ii) extend the terms of the Credit Agreement or the due date of any of the Obligations; (iii) give rise to any obligation on the part of Agent or any Lender to extend, modify or waive any term or condition of the Credit Agreement or the other Financing Documents; or (iv) give rise to any defenses or counterclaims to Agent's or any Lenders' right to compel payment of the Obligations or to otherwise enforce its rights and remedies under the Credit Agreement and the other Financing Documents.

     2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Paragraph 3 below, the Credit Agreement is hereby amended as follows:

     (a) Section 4.1(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     (b) as soon as available and in any event within one hundred five (105) days after the end of the 2002 Fiscal Year, and within ninety (90) days after the end of each subsequent Fiscal Year, a consolidated and consolidating balance sheet of Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated and consolidating statements of operations, stockholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year and the figures for such Fiscal Year set forth in the annual operating and capital expenditure budgets and cash flow forecast delivered pursuant to Section 4.1(1), certified (solely with respect to such consolidated statements (and not with respect to such annual operating and capital expenditure budgets and cash flow forecasts)) without qualification by independent public accountants acceptable to Agent of nationally recognized standing;

     (b) Section 5.12(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     (iii) the payment of salary and related benefits to Investor in his capacity as an officer and director of Borrower (so long as he retains such positions), and following Investor's resignation as an officer and director of Borrower, the severance payment provided in the certain Agreement dated April 4, 2003 between Borrower and Investor,

     (c) Section 9.1(j) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     (1) Imagine Investments, Inc. shall cease to, directly or indirectly, own beneficially and of record and control at least 35% of the outstanding voting equity interests of Borrower, (2) any Person other than Imagine Investments, Inc. shall, directly or indirectly, own or control a greater percentage of the outstanding voting equity interests of Borrower than Imagine Investments, Inc.,
(3) Continuing Directors shall cease to constitute at least a majority of the board of directors (or similar governing body) of Borrower, (4) Borrower shall cease to, directly or indirectly, own and control one hundred percent (100%) of each class of the outstanding equity interests of each Subsidiary, unless such Subsidiary is dissolved and liquidated or (5) any "Change of Control", "Change in Control", or terms of similar import occurs under any Subordinated Debt Document or Swap Debt Document;


     3. Conditions. The effectiveness of the waivers and the amendments stated in this Agreement are subject to the following conditions precedent or concurrent, each of which must be satisfied no later than the date hereof, failing which this Agreement shall be null and void:

     (a) No Default. Except for the Existing Defaults, no Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.

     (b) Warranties and Representations. The warranties and representations of Borrower contained in this Agreement, the Credit Agreement, as amended hereby, and the Financing Documents (other than as to the Existing Defaults), shall be true and correct in all material respects as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date. Borrower hereby represents and warrants that, as of the date hereof, (i) all of the representations and warranties referred to in the immediately preceding sentence are true and correct in all material respects as of the date hereof, and (ii) after giving effect to the waiver set forth above no Default or Event of Default has occurred and is continuing.

     (c) Amendment Fee. Borrower shall pay to Agent, for the ratable benefit of Lenders, a non-refundable amendment fee of $312,500, all of which shall be fully earned and payable on the date hereof.

     4. Additional Agreements.

     (a) Borrower hereby agrees that prior to December 31, 2003, Borrower will not consummate any voluntary redemption or purchase of Subordinated Debt or Swap Debt. Thereafter, such redemptions may be made in compliance with the Credit Agreement.

     (b) Borrower hereby agrees to immediately commence a search for a successor Chief Executive Officer to fill the vacancy expected to be created by the departure of Steven Wilson. Such search may involve candidates who are currently employees of Borrower.

     (c) Borrower hereby agrees to hire a successor Chief Executive Officer, who is reasonably satisfactory to the Required Lenders, prior to December 31, 2003.

     (d) Borrower hereby agrees that until a Chief Executive Officer is hired in accordance with the immediately preceding sentence, the Chief Executive Officer function of Borrower will be performed by a combination of James Hopwood, Jimmie Frank and James Detmer.

     (e) Borrower hereby agrees that if prior to the hiring of a new Chief Executive Officer, as set forth above, any of James Hopwood, Jimmie Frank or James Detmer either voluntarily terminates his employment with Borrower or has his employment with Borrower terminated by Borrower without cause, an Event of Default will occur.

     (1) Borrower hereby agrees that at all times until Borrower has delivered to Agent Borrower's audited financial statements for the year ending on or about December 31, 2003, the term "Availability Block" will equal $15,000,000.

     Borrower acknowledges that any breach of any of the agreements set forth in this Paragraph 4 shall constitute an Event of Default.

     5. Miscellaneous.

     (a) Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

     (b) Governing Law. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles.

     Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     (c) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

     (d) Successors and Assigns. This Agreement shall be binding upon and shall inure to the sole benefit of Borrower, Agent and Lenders and their respective successors and assigns.

     (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

     (f) Release. Without limiting the Credit Agreement and the other Financing Documents, Borrower hereby waives any defenses to the enforcement of the Credit Agreement and of the other Financing Documents, and hereby releases any claims or causes of action against Agent and each Lender which may now or hereafter be available to Borrower arising out of: (i) the administration of the Credit Agreement, the other Financing Documents or the Obligations prior to the date hereof or as a result of taking actions permitted hereunder; (ii) the negotiation and execution of this Agreement; or (iii) any other matter arising prior to the date hereof and pertaining to the Credit Agreement, the other Financing Documents or the Obligations.


     (g) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereto expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement which is evidenced by the Notes and secured by the Collateral. The Credit Agreement as amended hereby and each of the Financing Documents remain in full force and effect.

     (h) Construction. Borrower acknowledges that it has been represented by its own legal counsel in connection with the Financing Documents and this Agreement, that it has exercised independent judgment with respect to the Financing Documents and this Agreement, and that it has not relied on the Agent's or on Lenders' counsel for any advice with respect to the Financing Documents or this Agreement.


Delivered at Chicago, Illinois, as of the day and year first above written.




                                 WICKES INC.




                                 MERRILL LYNCH CAPITAL, a division of
                                 Merrill Lynch Business Financial Services Inc., as Agent, Collateral Agent, Book Manager,
                                 Lead Arranger and a Lender

                                 By:___________________________________________
                                 Name:_________________________________________
                                 Tit1e:________________________________________


                                 CONGRESS FINANCIAL CORPORATION
                                 (CENTRAL), as a Lender

                                 By:___________________________________________
                                 Name:_________________________________________
                                 Title:________________________________________



                                 THE CIT GROUP/BUSINESS CREDIT, INC., as a
                                 Lender

                                 By:___________________________________________
                                 Name:_________________________________________
                                 Title:________________________________________

                            REAFFIRMATION OF GUARANTY



     In order to induce Merrill Lynch Capital, in its capacity as Lender and as agent for Lenders ("Agent"), and Lenders, to execute and deliver that certain Waiver and Amendment to Credit Agreement of even date herewith (the "Amendment"), each of Lumber Trademark Company and GLC Division Inc. hereby reaffirms its respective obligations under that certain Guaranty dated as of February 26, 2003 by them in favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of February 26, 2003 by and among Agent, Lenders and Wickes Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

     Each of the undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment, that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment.
Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.

     This Reaffirmation of Guaranty is dated as of April 4, 2003.

                                 LUMBER TRADEMARK COMPANY

                                 By:_____________________________________
                                 Its:____________________________________




                                 GLC DIVISION INC.

                                 By:_____________________________________
                                 Its:____________________________________

                                                                  Exhibit 4.1(l)


                         CONSENT AND THIRD AMENDMENT TO
                                CREDIT AGREEMENT



     This Consent and Third Amendment to Credit Agreement, dated as of May 31, 2003 (this "Agreement"), is among WICKES INC., a Delaware corporation
("Borrower"), the persons set forth on the signature pages hereto who are designated as "Lenders", and MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., for itself as Lender and as Agent for each other Lender.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of February 26, 2003 (as heretofore amended, the "Credit Agreement"; capitalized terms not otherwise defined herein having the definitions provided therefor in the Credit Agreement);

     WHEREAS, Borrower has requested that Required Lenders consent to the hiring of James O'Grady as Borrower's Chief Executive Officer, as required by the terms of Section 4(c) of the certain Waiver and Second Amendment to Credit Agreement dated as of April 4, 2003;

     WHEREAS, Borrower has also requested that, in light of Borrower's current projected financing needs, Merrill Lynch cease its efforts to syndicate a $15,000,000 portion of its Revolving Loan Commitment Amount and that Lenders agree to amend the Credit Agreement in order to reduce the Revolving Loan Commitment and Merrill Lynch's Revolving Loan Commitment Amount by $15,000,000;

     WHEREAS, Borrower has also requested that Agent and Required Lenders agree to amend the Credit Agreement to extend the due date for the delivery of Deposit Account Control Agreements with respect to certain Deposit Accounts maintained by Borrower;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Consent.
        -------

     (a) Subject to the satisfaction of the conditions set forth in Paragraph 3 below, Required Lenders hereby consent to the hiring by Borrower of James O'Grady as Chief Executive Officer. Except for such consent and except for the amendments set forth in Paragraph 2 below, nothing contained herein shall be deemed to be a consent to any departure from the terms of the Credit Agreement that may heretofore or hereafter occur or have occurred and be continuing or to modify any provision of the Credit Agreement.

     (b) Except as expressly provided herein, the execution and delivery of this Agreement shall not: (i) constitute an extension, modification, or waiver of any aspect of the Credit Agreement or the other Financing Documents; (ii) extend the terms of the Credit Agreement or the due date of any of the Obligations; (iii) give rise to any obligation on the part of Agent or any Lender to extend, modify or waive any term or condition of the Credit Agreement or the other Financing Documents; or (iv) give rise to any defenses or counterclaims to Agent's or any

Lenders' right to compel payment of the Obligations or to otherwise enforce its rights and remedies under the Credit Agreement and the other Financing Documents.

     2. Amendments to the Credit  Agreement.  Subject to the satisfaction of the
       ------------------------------------
conditions set forth in Paragraph 3 below, the Credit Agreement is hereby amended as follows:

     (a) The final sentence of subsection 6.1(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "Agent and Lenders agree that notwithstanding anything contained herein to the contrary, Borrower shall have until August 31, 2003 to deliver appropriate Deposit Account Control Agreements with respect to each Deposit Account maintained by Borrower."

     (b) Annex A to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A attached hereto.

     3. Conditions.  The  effectiveness of the consent and the amendments stated
        ----------
in this Agreement are subject to the following conditions precedent or concurrent, each of which must be satisfied no later than the date hereof, failing which this Agreement shall be null and void:

     (a) No Default.  No Default or Event of Default under the Credit Agreement,
         ----------
as amended hereby, shall have occurred and be continuing.

     (b) Warranties and  Representations.  The warranties and representations of
         -------------------------------
Borrower contained in this Agreement, the Credit Agreement, as amended hereby, and the Financing Documents, shall be true and correct in all material respects as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date. Borrower hereby represents and warrants that, as of the date hereof, (i) all of the representations and warranties referred to in the immediately preceding sentence are true and correct in all material respects as of the date hereof, and (ii) no Default or Event of Default has occurred and is continuing.

     (c)  Revolving  Loan Note.  Borrower  shall have  executed and delivered to
          --------------------
Agent, for the benefit of Merrill Lynch, a new Revolving Loan Note in form and substance satisfactory to Agent.


     4.  Additional   Agreement.   Promptly  after  the  effectiveness  of  this
         ----------------------
Agreement, Merrill Lynch agrees to return its existing Revolving Credit Note to Borrower for cancellation.

     5. Miscellaneous.
        -------------

     (a) Captions.  Section  captions used in this Agreement are for convenience
         --------
only, and shall not affect the construction of this Agreement.

     (b)  Governing  Law.  This  Agreement  shall be a  contract  made under and
          --------------
governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     (c)  Counterparts.  This  Agreement  may  be  executed  in  any  number  of
          ------------
counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

     (d) Successors and Assigns.  This Agreement shall be binding upon and shall
         ----------------------
inure to the sole benefit of Borrower, Agent and Lenders and their respective successors and assigns.

     (e)  References.  Any  reference to the Credit  Agreement  contained in any
          ----------
notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

     f) Release.  Without  limiting the Credit Agreement and the other Financing
        -------
Documents, Borrower hereby waives any defenses to the enforcement of the Credit Agreement and of the other Financing Documents, and hereby releases any claims orcauses of action against Agent and each Lender which may now or hereafter be available to Borrower arising out of: (i) the administration of the Credit Agreement, the other Financing Documents or the Obligations prior to the date hereof or as a result of taking actions permitted hereunder; (ii) the negotiation and execution of this Agreement; or (iii) any other matter arising prior to the date hereof and pertaining to the Credit Agreement, the other Financing Documents or the Obligations.

     (g) Continued Effectiveness. Notwithstanding anything contained herein, the
         -----------------------
terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereto expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement which is evidenced by the Notes and secured by the Collateral. The Credit Agreement as amended hereby and each of the Financing Documents remain in full force and effect.

     (h) Construction. Borrower acknowledges that it has been represented by its
         ------------
own legal counsel in connection with the Financing Documents and this Agreement, that it has exercised independent judgment with respect to the Financing Documents and this Agreement, and that it has not relied on the Agent's or on Lenders' counsel for any advice with respect to the Financing Documents or this Agreement.

     Delivered at Chicago, Illinois, as of the day and year first above written.

                            WICKES INC.


                            By:_____________________________________________
                            Name:___________________________________________
                            Title:__________________________________________


                            MERRILL LYNCH CAPITAL, a division of
                            Merrill Lynch Business Financial Services Inc., as Agent, Collateral Agent, Book Manager,
                            Lead Arranger and a Lender


                            By:_____________________________________________
                            Name:___________________________________________
                            Title:__________________________________________


                            CONGRESS FINANCIAL CORPORATION
                            (CENTRAL), as a Lender


                            By:_____________________________________________
                            Name:___________________________________________
                            Title:__________________________________________


                            THE CIT GROUP/BUSINESS CREDIT, INC., as a
                            Lender


                            By:_____________________________________________
                            Name:___________________________________________
                            Title:__________________________________________


                            COMERICA BANK, as a Lender


                            By:_____________________________________________
                            Name:___________________________________________
                            Title:__________________________________________

                            REAFFIRMATION OF GUARANTY


     In order to induce Merrill Lynch Capital, in its capacity as Lender and as agent for Lenders ("Agent"), and Lenders, to execute and deliver that certain Consent and Third Amendment to Credit Agreement of even date herewith (the "Amendment'), each of Lumber Trademark Company and GLC Division Inc. hereby reaffirms its respective obligations under that certain Guaranty dated as of February 26, 2003 by them in favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of February 26, 2003 by and among Agent, Lenders and Wickes Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

     Each of the undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment, that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment.
Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.

     This Reaffirmation of Guaranty is dated as of May 31, 2003.

                            LUMBER TRADEMARK COMPANY

                            By:_____________________________________
                            Name:___________________________________
                            Title:__________________________________


                            GLC DIVISION INC.

                            By:_____________________________________
                            Name:___________________________________
                            Title:__________________________________

                                     ANNEX A

                                COMMITMENT ANNEX



                               Revolving Loan       Revolving Loan                            Term Loan
          Lender              Commitment Amount       Commitment          Term Loan           Commitment
                                                      Percentage      Commitment Amount       Percentage
---------------------------   -----------------     --------------    -----------------       ----------

Merrill Lynch Capital            $25,000,000           29.4118%          $10,000,000             40%

Congress Financial               $20,000,000           23.5294%           $5,000,000             20%
Corporation (Central)

The CIT Group/Business           $20,000,000           23.5294%           $5,000,000             20%
Credit, Inc.

LaSalle Business Credit LLC      $12,000,000           14.1176%           $3,000,000             12%

Commerica Bank                    $8,000,000            9.4118%           $2,000,000              8%
                                ------------         ------------        ------------        ------------
TOTALS                           $85,000,000               100%          $25,000,000            100%
                                ============         ============        ============        ============
